Supplement dated June 4, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Absolute Return Emerging Markets Macro Fund	10/1/2012
Effective on or about June 30, 2013, the following changes are hereby made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Managed Fund Since
Henry Stipp	Portfolio Manager	June 2013
John Peta	Portfolio Manager	June 2013
Jim Carlen	Portfolio Manager	April 2012
The rest of the section remains the same.
The following information is hereby added under the caption “Fund Management and Compensation — The Investment Manager” in the “More Information About the Fund” section:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.
The list of portfolio managers under the caption “Fund Management and Compensation — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Managed Fund Since
Henry Stipp	Portfolio Manager	June 2013
John Peta	Portfolio Manager	June 2013
Jim Carlen	Portfolio Manager	April 2012
Mr. Stipp joined Threadneedle in 2001 as a strategist and economist for emerging market debt. He began his investment career in 1991 and earned a BSc in economics from the Catholic University of Rio de Janeiro, a MSc in macroeconomic policy in emerging markets from the DPPC-UK and a PhD in economics from the University of London.
Mr. Peta joined Threadneedle in 2012. Prior to joining Threadneedle, John worked at Acadian Asset Management as a portfolio manager. John also worked at Standish Mellon Asset Management and LGT Asset management. John gained an MBA from the University of Washington in 1986 and holds a degree in engineering from South Dakota State University.
Mr. Carlen joined the Investment Manager in 1996. Mr. Carlen began his investment career in 1996 and earned an M.S. from Georgetown University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP105_05_001_(06/13)